Property, Plant and Equipment	12 Months Ended
Dec. 31, 2016
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment

7. Property, Plant and Equipment

	(in thousands) December 31,
	2016	2015
Land and improvements	$602,218	$585,057
Buildings and improvements	1,169,064	1,033,610
Machinery and equipment	10,524,030	10,229,602
Proved oil and gas properties	551,019	586,362
Leasehold interest in unproved oil and gas properties	165,000	—
Construction in process and equipment deposits	224,677	197,278

	13,236,008	12,631,909
Less accumulated depreciation	(8,157,358)	(7,740,756)

	$5,078,650	$4,891,153

The estimated useful lives primarily range from 5 to 25 years for land improvements, 4 to 40 years for buildings and improvements and 2 to 15 years for machinery and equipment. The useful life for proved oil and gas properties is based on the unit-of-production method and varies by well.

Due to the current natural gas pricing environment, Nucor performed an impairment assessment of its proved producing natural gas well assets in December 2016. One of the main assumptions that most significantly affects the undiscounted cash flows determination is management’s estimate of future natural gas prices. The pricing used in this impairment assessment was developed by management based on projected natural gas market supply and demand dynamics, in conjunction with a review of projections by numerous sources of market data. This analysis was performed on each of Nucor’s three groups of wells, with each group defined by common geographic location. Each of Nucor’s three groups of wells passed the impairment test. One of the groups of wells had estimated undiscounted cash flows that were noticeably closer to its carrying value of $80.8 million as of December 31, 2016. Changes in the natural gas industry or a prolonged low price environment beyond what had already been assumed in the analysis could cause management to revise the natural gas price assumptions, which could possibly result in an impairment of a portion or all of the groups of proved well assets.

On October 1, 2016, Nucor purchased 49% of Encana Oil & Gas (USA) Inc.’s leasehold interest in unproved oil and gas properties covering approximately 54,000 acres in the South Piceance Basin for $165.0 million.

In the fourth quarter of 2015, we determined that certain assets, the majority of which were engineering and equipment related to a blast furnace project at our St. James Parish, Louisiana site, will not be utilized in the future. As a result of this determination, Nucor recorded an $84.1 million impairment charge for the entire balance of those assets, which is included in the raw materials segment. The impairment charge is included in impairments and losses on assets in the consolidated statement of earnings in 2015. The assets that were impaired, the majority of which were acquired in 2008, were a viable option that were anticipated to be utilized up until the decision was made that such assets would not be utilized. The decision about whether or not to move forward with construction of the blast furnace utilizing these assets was delayed to focus on the construction of the DRI plant at the site. The decision was further delayed because of challenging conditions in domestic and global steel industries, particularly increased excess capacity, both domestically and globally. In the meantime, technology advances and supply and demand in the raw materials market led management to reconsider its plans for the previously proposed blast furnace. If we decide to proceed with a blast furnace at the site in the future, the project design will be evaluated at that time utilizing new equipment and engineering.

Nucor capitalized $3.9 million of interest expense in 2016 ($0.3 million in 2015 and $2.9 million in 2014) related to the borrowing costs associated with various construction projects.